INCOME TAXES	6 Months Ended	12 Months Ended
	Mar. 31, 2013	Sep. 30, 2012
Income Taxes
Note 4. INCOME TAXES

The Company has not made provision for income taxes for the period ended March 31, 2013 or for the period through March 31, 2013, since the Company has the benefit of net operating losses in these periods.

Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize deferred income tax assets arising as a result of net operating losses carried forward, the Company has not recorded any deferred income tax asset as of March 31, 2013 and September 30, 2012 (see note 1). The Company has incurred operating losses in the amount of $14,868,  $12,353 and $36,535 for the six months ending March 31, 2013 and 2012, and for inception (June 15, 2011) through March 31, 2013, respectively. The net operating losses carryforwards will begin to expire in 2031 subject to its eligibility as determined by respective tax regulating authorities.

The Company is subject to taxation in the United States and certain state jurisdictions.

The Company has not made provision for income taxes in the year ended September 30, 2012 or for the period June 15, 2011 (date of inception) through September 30, 2011, since the Company has the benefit of net operating losses in these periods.

Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize deferred income tax assets arising as a result of net operating losses carried forward, the Company has not recorded any deferred income tax asset as of September 30, 2012 and 2011 (see note 1). The Company has incurred operating losses in the amount of $25,060 and $1,929 for the years ending September 30, 2012 and 2011, respectively. The net operating losses carryforwards will begin to expire in varying amounts from year 2031 subject to its eligibility as determined by respective tax regulating authorities.

The Company is subject to taxation in the United States and certain state jurisdictions.